UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported): April 10, 2013

SELWAY CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Third Avenue, 19th Floor New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(646) 421-6667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

The planned tender offer described herein for the Series B Shares of Selway Capital Acquisition Corporation, a Delaware Corporation (“Selway”), has not yet commenced. Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy Selway Series B Shares will be made pursuant to an offer to purchase and related materials that Selway intends to file with the Securities and Exchange Commission (the “SEC”) following the closing of the transactions contemplated by the Agreement and Plan of Merger discussed below. At the time the offer is commenced, Selway will file a tender offer statement on Schedule TO and other offer documents with the SEC. The tender offer documents (including an offer to purchase, a related letter of transmittal and other offer documents) will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all holders of Selway Series B Shares when available. In addition, all of these materials (and all other materials filed by Selway with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Holders of Selway Series B Shares are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the tender offer because they will contain important information about the tender offer, the acquisition described herein and the parties to the acquisition.

This Current Report on Form 8-K, including the exhibits contained herein, contains forward-looking statements that involve substantial risks and uncertainties. Other than statements of historical facts, all statements included in this report regarding Healthcare Corporation of America, a New Jersey corporation (“HCCA”), or Selway’s strategy, future operations, future financial position, prospects, plans and objectives of management, as well as statements, other than statements of historical facts, regarding HCCA’s industry, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The acquisition parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the acquisition parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: the number and percentage of Selway public stockholders redeeming shares in the Tender Offer (as defined below); changing principles of generally accepted accounting principles; outcomes of government reviews, inquiries, investigations and related litigation; compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the pharmaceutical benefits management and related services industry; fluctuations in customer demand; management of rapid growth; changes in government policy; overall economic conditions and local market economic conditions; HCCA’s ability to expand through strategic acquisitions and establishment of new locations; and geopolitical events. Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments made by the acquisition parties. Neither Selway nor HCCA assumes any obligation to update any forward-looking statements.

Item 8.01 Other Events

On April 10, 2013, Selway issued a press release relating to the closing of the business combination with HCCA. The press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated by reference herein. Selway will file an additional Current Report on Form 8-K relating to the closing of the business combination with HCCA including the information required by Item 2.01 within 4 business days of the closing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated April 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELWAY CAPITAL ACQUISITION CORPORATION

By:	/s/ Edmundo Gonzalez
Name:	Edmundo Gonzalez
Title:	Chief Financial Officer

Dated: April 10, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 10, 2013